AMENDMENT

Dated April 14, 1998

to

GUARANTY AGREEMENT

Dated October 27, 1993

        WHEREAS, Protective Life Insurance Company ("Guarantor") and American Foundation Life Insurance Company ("American") entered into a Guaranty Agreement between them dated October 27, 1993; and

        WHEREAS, Guarantor and American have agreed to clarify their intention and understanding with respect to the terms of enforcement of the Guaranty Agreement;

        NOW, THEREFORE, Guarantor and American agree that the Guaranty Agreement is amended to include the following provision:

This guaranty may be enforced only if American is unable to pay its obligations when as they become due, or if American is placed in rehabilitation, receivership, liquidation or similar proceeding. This guaranty may be enforced only by American or its successor (including without limitation its rehabilitator, receiver or liquidator).

        WITNESS the signature of the undersigned on this 14th day of April, 1998.

                                                     PROTECTIVE LIFE INSURANCE COMPANY

                                                     /S/ WAYNE E. STUENKEL
                                                         Wayne E. Stuenkel
                                                         Senior Vice President and Chief Actuary
STATE OF ALABAMA
COUNTY OF JEFFERSON

         I, the  undersigned  authority,  a Notary Public in and for said County in said State,  hereby certify
the   Wayne   E.   Stuenkel   ,   whose   name   as   Sr.   VP  and  Chief    Actuary   of   Protective    Life
Insurance  Company is signed to the foregoing  instrument,  and who is known to me,  acknowledged  before me on this day  that,  being  informed  of the  contents  of said  instrument,  he,  as such  officer  and with  full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal, this the 14th day of April, 1998.

                                                         /S/ANITA L. GANN
                                                            Notary Public

AFFIX SEAL

My Commission expires: October 17, 1998